UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016

SS&C Technologies Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT		06095
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Revised Historical Financial Statements

SS&C Technologies Holdings, Inc. (the “Company” or “we” or “us” or “our”) is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding certain subsidiaries that guarantee our 5.875% senior notes due 2023 (collectively, the “Subsidiary Guarantors”). We are disclosing condensed consolidating financial information of the Subsidiary Guarantors: (1) in a new footnote to our historical consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2015, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 29, 2016 (the “SS&C Form 10-K”); (2) in a new footnote to Advent Software, Inc.’s (“Advent’s”) historical consolidated financial statements in the annual report on Form 10-K for the year ended December 31, 2014, filed with SEC on February 24, 2015 (the “Advent 10-K”); and (3) in a new footnote to Advent’s historical consolidated financial statements in Exhibit 99.2 to our Amended Current Report on Form 8-K filed with the SEC on September 17, 2015 (the “SS&C Form 8-K/A”).

We are filing our historical consolidated financial statements as Exhibit 99.1 and Advent’s historical consolidated financial statements as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K solely to include the new footnote referenced above related to the Subsidiary Guarantors, and are incorporating them herein by reference. All other information provided in the SS&C Form 10-K, the Advent Form 10-K and the SS&C Form 8-K/A remains unchanged, and this Form 8-K does not modify or update the disclosures in the reports in any way other than the inclusion of required supplemental guarantor financial information. The revised historical financial statements should be read in conjunction with other information that we and Advent have filed with the SEC.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

23.1 Consent of PricewaterhouseCoopers LLP, with respect to SS&C Technologies Holdings, Inc.

23.2 Consent of PricewaterhouseCoopers LLP, with respect to Advent Software, Inc.

99.1 Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information with respect to SS&C Technologies Holdings, Inc. (which replaces and supersedes Part IV, Item 15(a)(1) of the SS&C Form 10-K filed with the SEC on February 29, 2016).

99.2 Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information with respect to Advent Software, Inc. (which replaces and supersedes Part II, Item 8 of the Advent Form 10-K filed with the SEC on February 24, 2015).

99.3 Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information with respect to Advent Software, Inc. (which replaces and supersedes Exhibit 99.2 to SS&C Form 8-K/A filed with the SEC on September 17, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: April 8, 2016	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, with respect to SS&C Technologies Holdings, Inc.

23.2	Consent of PricewaterhouseCoopers LLP, with respect to Advent Software, Inc.

99.1	Audited Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information with respect to SS&C Technologies Holdings, Inc. (which replaces and supersedes Part IV, Item 15(a)(1) of the SS&C Form 10-K filed with the SEC on February 29, 2016).

99.2	Audited Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information with respect to Advent Software, Inc. (which replaces and supersedes Part II, Item 8 of the Advent Form 10-K filed with the SEC on February 24, 2015).

99.3	Unaudited Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information with respect to Advent Software, Inc. (which replaces and supersedes Exhibit 99.2 to SS&C Form 8-K/A filed with the SEC on September 17, 2015).